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                                 Exhibit 10.2.1



                                   AMENDMENT


     In consideration of the DuraSwitch Compensation Committee reviewing and establishing reasonable stock option bonuses to be granted to Anthony J. Van Zeeland, it is hereby understood and agreed that Section Seventeen, paragraph
17.1 entitled Profit Sharing Bonus of the EMPLOYMENT AND SEPARATION AGREEMENT dated May 1, 1997, be deleted and considered null and void from its inception.

Dated July 30, 1999



Signed: /s/   Anthony J. Van Zeeland
            ---------------------------
              Anthony J. Van Zeeland